                                                                  Exhibit 23 (i)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into KCS Energy, Inc.'s previously filed Registration Statement File Nos. 33-25707, 33-28899, 33-45923 and 33-63982.

                                                     Arthur Andersen LLP

New York, New York
March 26, 1997